Exhibit 99.1

Teradyne Reports Second Quarter 2010 Results

—	Q2’10 revenue of $455 million, up 38% from Q1’10 and up 168% from Q2’09

—	Q2’10 diluted non-GAAP income of $0.69 per share, up from non-GAAP income of $0.33 per share in Q1’10 and up from a non-GAAP loss of $0.21 per share in Q2’09; Q2’10 diluted GAAP income of $0.55 per share

—	Q3’10 guidance: Revenue of $490 million to $520 million: Diluted non-GAAP income of $0.75 to $0.83 per share; Diluted GAAP income of $0.60 to $0.67 per share

NORTH READING, Mass. — July 28, 2010 — Teradyne, Inc. (NYSE: TER) reported revenue of $455 million for the second quarter of 2010 of which $413 million was in Semiconductor Test and $42 million in Systems Test Group. On a non-GAAP basis, Teradyne’s net income in the second quarter was $133.7 million, or $0.69 per diluted share, which excluded acquired intangible asset amortization, non-cash convertible debt interest and restructuring and other charges. GAAP net income for the second quarter was $122.1 million, or $0.55 per diluted share.

Bookings in the second quarter of 2010 were $512 million of which $466 million were in Semiconductor Test and $46 million in the Systems Test Group.

Guidance for the third quarter of 2010 is revenue of $490 million to $520 million, with non-GAAP net income per diluted share of $0.75 to $0.83 and GAAP net income per diluted share of $0.60 to $0.67. Non-GAAP guidance excludes acquired intangible asset amortization, non-cash convertible debt interest and restructuring and other charges.

“We delivered our highest earnings in a decade in the second quarter driven by continued revenue and order growth in Semiconductor Test, and are poised to surpass that mark in the third quarter,” said Mike Bradley, Teradyne president and CEO. “We’ve reached new order highs for all of our System on a Chip (SOC) test products, continuing our market share gains of the last few years. While the memory test market is on a slower recovery path than SOC, we logged additional high speed memory production test orders and expect continued improvement in memory in the coming quarters.”

Webcast

A webcast to discuss second quarter results, along with management’s business outlook will be held at 10 a.m. EDT, Thursday, July 29, 2010. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. The webcast replay will be available on www.teradyne.com. In addition, a conference call replay will be available approximately two hours after the call. The replay number in the U.S. & Canada is 800-642-1687. The replay number outside the U.S. & Canada is 706-645-9291. The pass code for both numbers is 89233317. The replay will be available via phone and web site through August 14, 2010.

Teradyne Reports Second Quarter 2010 Results

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income/(loss) from operations and non-GAAP net income/(loss) exclude goodwill impairment, in-process research and development, non- cash convertible debt interest, write-off of credit line debt issue costs, restructuring and other, net, fair value inventory step-up related to Nextest and Eagle Test, (losses)/gains on marketable securities and acquired intangible asset amortization, as well as applicable adjustments to profit sharing (prior to January 1, 2010) and income taxes due to these exclusions. GAAP requires that these items be included in determining income/(loss) from operations and net income/(loss). Non-GAAP income/(loss) from operations, non-GAAP net income/(loss), non-GAAP income/(loss) from operations and non-GAAP net income/(loss) as a percentage of revenue, and non-GAAP net income/(loss) per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes charges related to the fair value inventory step-up recorded as part of acquisition purchase accounting. GAAP requires that this item be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is the leading supplier of Automatic Test Equipment used to test complex electronics used in the consumer electronics, automotive, computing, telecommunications, and aerospace and defense industries. In 2009, Teradyne had sales of $819 million. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries. All product names are trademarks of Teradyne, Inc. (including its subsidiaries) or their respective owners.

Teradyne Reports Second Quarter 2010 Results

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations and market conditions. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance. You can identify these forward-looking statements based on the context of the statements and by the fact that they use words such as “will,” “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. There can be no assurance that management’s estimates of Teradyne’s future results or other forward looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; unanticipated delays in meeting product demand and delivery requirements; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Quarterly Report on Form 10-Q for the period ended April 4, 2010. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR SECOND QUARTER OF 2010

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended:			Six Months Ended
	July 4, 2010	April 4, 2010	July 5, 2009	July 4, 2010	July 5, 2009

Net Revenues	$454,776	$329,623	$169,580	$784,399	$290,188

Cost of Revenues (1)	200,473	156,079	122,451	356,552	209,699

Gross Profit	254,303	173,544	47,129	427,847	80,489

Operating Expenses:
Engineering and Development	50,393	49,052	38,451	99,445	85,649
Selling and Administrative	58,343	55,871	47,257	114,214	102,630
Acquired Intangible Asset Amortization	7,313	7,356	8,214	14,669	16,453
Restructuring and Other, net (2)	1,700	1,264	15,270	2,964	31,235

Operating Expenses	117,749	113,543	109,192	231,292	235,967

Income/(Loss) from Operations	136,554	60,001	(62,063)	196,555	(155,478)

Interest & Other (3)	(4,862)	(5,071)	(6,905)	(9,933)	(11,958)

Income/(Loss) Before Income Taxes	131,692	54,930	(68,968)	186,622	(167,436)
Income Tax Provision/(Benefit)	9,543	4,830	(2,200)	14,373	(10,000)

Net Income/(Loss)	$122,149	$50,100	$(66,768)	$172,249	$(157,436)

Net Income/(Loss) per Common Share:

Basic	$0.68	$0.28	$(0.39)	$0.97	$(0.91)

Diluted	$0.55	$0.24	$(0.39)	$0.79	$(0.91)

Weighted Average Common Shares - Basic	179,990	176,867	173,022	178,429	172,576

Weighted Average Common Shares - Diluted (4)	231,541	226,277	173,022	228,909	172,576

Net Orders	$511,923	$534,400	$227,331	$1,046,323	$363,677

(1)	Cost of Revenues includes:

	Quarter Ended:			Six Months Ended
	July 4, 2010	April 4, 2010	July 5, 2009	July 4, 2010	July 5, 2009
Sale of Previously Written Down Inventory	$(5,232)	$—	$—	$(5,232)	$—
Provision for Excess and Obsolete Inventory	301	1,364	11,491	1,665	20,088
Cost for Purchase Accounting Inventory Step-up	—	—	3,924	—	5,162
Insurance Recovery Gain	—	—	(1,000)	—	(1,000)

	$(4,931)	$1,364	$14,415	$(3,567)	$24,250

(2)	Restructuring and other, net consists of:

	Quarter Ended:			Six Months Ended
	July 4, 2010	April 4, 2010	July 5, 2009	July 4, 2010	July 5, 2009
Employee Severance	$745	$1,264	$14,976	$2,009	$31,654
Facility Related	955	—	—	955	—
Long-Lived Asset Impairment	—	—	1,068	—	1,068
Eagle Test Purchase Accounting Adjustment	—	—	(774)	—	(1,487)

	$1,700	$1,264	$15,270	$2,964	$31,235

(3)	Interest and Other includes:

	Quarter Ended:			Six Months Ended
	July 4, 2010	April 4, 2010	July 5, 2009	July 4, 2010	July 5, 2009
Non-cash Convertible Debt Interest	$2,580	$2,494	$2,251	$5,074	$2,251
Expense for Deferred Debt Financing Costs as a Result of Repayment and Termination of the Revolving Line of Credit	—	—	2,488	—	2,488
Other-Than-Temporary Impairment and Realized (Gains)/Losses on Marketable Securities	—	—	—	—	2,589

	$2,580	$2,494	$4,739	$5,074	$7,328

(4)	Under GAAP, when calculating diluted earnings per share, convertible debt must be assumed to have converted if the effect on EPS would be dilutive. Diluted shares assume the conversion of the convertible debt as the effect would be dilutive. Accordingly, for the quarters ended July 4, 2010 and April 4, 2010, 34.7 million shares have been included in diluted shares and net interest expense of approximately $4.4 million has been added back to net income for the diluted earnings per share calculation. For the six months ended July 4, 2010, 34.7 million shares have been included in diluted shares and net interest expense of approximately $8.8 million has been added back to net income for the diluted earnings per share calculation.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	July 4, 2010	December 31, 2009

Assets
Cash and Cash Equivalents	$407,983	$416,737
Marketable Securities	157,791	46,933
Accounts Receivable	248,018	125,236
Inventories	83,820	90,836
Deferred Tax Assets	19,711	18,944
Prepayments and Other Current Assets	47,994	63,606

	965,317	762,292

Net Property, Plant and Equipment	235,692	246,362
Long-Term Marketable Securities	95,487	55,130
Intangible Assets	137,522	152,192
Other Assets	15,307	19,361

	$1,449,325	$1,235,337

Liabilities
Accounts Payable	96,044	66,765
Accrued Employees’ Compensation and Withholdings	80,592	55,356
Deferred Revenue and Customer Advances	41,451	104,439
Other Accrued Liabilities	62,619	54,640
Accrued Income Taxes	11,346	—
Current Debt	2,291	2,157

	294,343	283,357

Retirement Plans Liabilities	69,757	115,101
Deferred Tax Liabilities	10,136	8,041
Other Long-Term Liabilities	20,836	23,159
Long-Term Debt	145,497	141,100

	540,569	570,758

Shareholders’ Equity	908,756	664,579

	$1,449,325	$1,235,337

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended:
	July 4, 2010	% of Net Revenues			April 4, 2010	% of Net Revenues			July 5, 2009	% of Net Revenues
Net Revenues	$454.8				$329.6				$169.6

Gross Margin - GAAP	$254.3	55.9%			$173.5	52.6%			$47.1	27.8%
Inventory step-up reversal (1)	—	—			—	—			3.9	2.3%
Insurance recovery	—	—			—	—			(1.0)	-0.6%

Gross Margin - non-GAAP	$254.3	55.9%			$173.5	52.6%			$50.0	29.5%

Income/(Loss) from Operations - GAAP	$136.6	30.0%			$60.0	18.2%			$(62.1)	-36.6%
Acquired intangible asset amortization	7.3	1.6%			7.4	2.2%			8.2	4.8%
Restructuring and other, net (2)	1.7	0.4%			1.3	0.4%			15.3	9.0%
Inventory step-up reversal (1)	—	—			—	—			3.9	2.3%
Insurance recovery	—	—			—	—			(1.0)	-0.6%

Income/(Loss) from Operations - non-GAAP	$145.6	32.0%			$68.7	20.8%			$(35.7)	-21.0%

			Net Income/ (Loss) per Common Share				Net Income/ (Loss) per Common Share				Net Income/ (Loss) per Common Share
	July 4, 2010	% of Net Revenues	Basic	Diluted	April 4, 2010	% of Net Revenues	Basic	Diluted	July 5, 2009	% of Net Revenues	Basic	Diluted
Net Income/(Loss) - GAAP	$122.1	26.8%	$0.68	$0.55	$50.1	15.2%	$0.28	$0.24	$(66.8)	-39.4%	$(0.39)	$(0.39)
Acquired intangible asset amortization	7.3	1.6%	0.04	0.04	7.4	2.2%	0.04	0.04	8.2	4.8%	0.05	0.05
Interest and other (3)	2.6	0.6%	0.01	0.01	2.5	0.8%	0.01	0.01	4.7	2.8%	0.03	0.03
Restructuring and other, net (2)	1.7	0.4%	0.01	0.01	1.3	0.4%	0.01	0.01	15.3	9.0%	0.09	0.09
Convertible share adjustment (4)	—	—	—	0.08	—	—	—	0.03	—	—	—	—
Inventory step-up reversal (1)	—	—	—	—	—	—	—	—	3.9	2.3%	0.02	0.02
Insurance recovery	—	—	—	—	—	—	—	—	(1.0)	-0.6%	(0.01)	(0.01)

Net Income/(Loss) - non-GAAP	$133.7	29.4%	$0.74	$0.69	$61.3	18.6%	$0.35	$0.33	$(35.6)	-21.0%	$(0.21)	$(0.21)

GAAP and Non-GAAP Weighted Average Common Shares - Basic	180.0				176.9				173.0
GAAP Weighted Average Common Shares - Diluted	231.5				226.3				173.0
Exclude dilutive shares from convertible note	(34.7)				(34.7)				—

Non-GAAP Weighted Average Common Shares - Diluted (4)	196.8				191.6				173.0

(1) Reversal of Eagle Test purchase accounting inventory step-up.

(2) Restructuring and other, net consists of:

	Quarter Ended:
	July 4, 2010				April 4, 2010				July 5, 2009
Employee Severance	$0.7				$1.3				$15.0
Facility Related	1.0				—				—
Long - Lived Asset Impairment	—				—				1.1
Eagle Test Purchase Accounting Adjustment	—				—				(0.8)

	$1.7				$1.3				$15.3

(3)	For the quarters ended July 4, 2010 and April 4, 2010, Interest and Other included non-cash convertible debt interest. For the quarter ended July 5, 2009, Interest and Other included a charge to expense deferred debt financing costs as a result of the repayment and termination of Teradyne's revolving line of credit and non-cash convertible debt interest.

(4)	For the quarters ended July 4, 2010 and April 4, 2010, the calculation of non-GAAP diluted earnings per share gives benefit to the Company's call option on its stock for 34.7 million shares at $5.48. As a result, 11.2 million and 9.1 million shares, respectively, have been included in non-GAAP diluted shares and net interest expense of approximately $2.4 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

	Six Months Ended:
	July 4, 2010	% of Net Revenues			July 5, 2009	% of Net Revenues
Net Revenues	$784.4				$290.2

Gross Margin - GAAP	$427.8	54.5%			$80.5	27.7%
Inventory step-up reversal (1)	—	—			5.1	1.8%
Insurance recovery	—	—			(1.0)	-0.3%

Gross Margin - non-GAAP	$427.8	54.5%			$84.6	29.2%

Income/(Loss) from Operations - GAAP	$196.6	25.1%			$(155.5)	-53.6%
Acquired intangible asset amortization	14.7	1.9%			16.5	5.7%
Restructuring and other, net (2)	3.0	0.4%			31.2	10.8%
Inventory step-up reversal (1)	—	—			5.1	1.8%

Insurance recovery	—	—			(1.0)	-0.3%

Income/(Loss) from Operations - non-GAAP	$214.3	27.3%			$(103.7)	-35.7%

			Net Income/(Loss) per Common Share				Net Income/(Loss) per Common Share
	July 4, 2010	% of Net Revenues	Basic	Diluted	July 5, 2009	% of Net Revenues	Basic	Diluted
Net Income/(Loss) - GAAP	$172.2	22.0%	$0.97	$0.79	$(157.4)	-54.2%	$(0.91)	$(0.91)
Acquired intangible asset amortization	14.7	1.9%	0.08	0.08	16.5	5.7%	0.10	0.10
Interest and other (3)	5.1	0.7%	0.03	0.03	7.3	2.5%	0.04	0.04
Restructuring and other, net (2)	3.0	0.4%	0.02	0.02	31.2	10.8%	0.18	0.18
Convertible share adjustment (4)	—	—	—	0.11	—	—	—	—
Inventory step-up reversal (1)	—	—	—	—	5.1	1.8%	0.03	0.03
Insurance recovery	—	—	—	—	(1.0)	-0.3%	(0.01)	(0.01)
Income tax adjustment (5)	—	—	—	—	(2.9)	-1.0%	(0.02)	(0.02)

Income/(Loss) from Operations - non-GAAP	$195.0	24.9%	$1.09	$1.03	$(101.2)	-34.9%	$(0.59)	$(0.59)

GAAP and Non-GAAP Weighted Average Common Shares - Basic	178.4				172.6

GAAP Weighted Average Common Shares - Diluted	228.9				172.6
Exclude dilutive shares from convertible note	(34.7)				—

Non-GAAP Weighted Average Common Shares - Diluted (4)	194.2				172.6

(1) Reversal of Eagle Test purchase accounting inventory step-up.

(2) Restructuring and other, net consists of:

	Six Months Ended:
	July 4, 2010				July 5, 2009
Employee Severance	$2.0				$31.7
Facility Related	1.0				—
Eagle Test Purchase Accounting Adjustment	—				(1.5)
Long-Lived Asset Impairment	—				1.1

	$3.0				$31.2

(3)	For the six months ended July 4, 2010 and July 5, 2009, Interest and Other included non-cash convertible debt interest. For the six months ended July 5, 2009, Interest and Other included a charge to expense deferred debt financing costs as a result of the repayment and termination of Teradyne’s revolving line of credit, non-cash convertible debt interest, and a charge for other-than-temporary impairment and realized losses on marketable securities.

(4)	For the six months ended July 4, 2010, the calculation of non-GAAP diluted earnings per share gives benefit to the Company’s call option on its stock for 34.7 million shares at $5.48. As a result, 10.2 million shares have been included in non-GAAP diluted shares and net interest expense of approximately $4.8 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

(5)	Income tax adjustment related to a discrete foreign exchange item.

GAAP to Non-GAAP Reconciliation of third quarter 2010 guidance:

GAAP and Non-GAAP third quarter revenue guidance:	$490 million	to	$520 million
GAAP net income per diluted share	$0.60		$0.67
Exclude acquired intangible asset amortization	$0.04		$0.04
Exclude non-cash convertible debt interest	$0.01		$0.01
Exclude dilutive shares from convertible note	$0.10		$0.11

Non-GAAP net income per diluted share	$0.75		$0.83

For press releases and other information of interest to investors, please visit Teradyne's homepage at http://www.teradyne.com.

Contact:	Teradyne, Inc.

  Andy Blanchard 978-370-2425

  Vice President of Corporate Relations